UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2023

Registrant, State or Other Jurisdiction of Incorporation or Organization
Commission file number	Address of Principal Executive Offices, Zip Code and Telephone Number			I.R.S. Employer Identification No.

1-31447	CenterPoint Energy, Inc.			74-0694415
(a Texas corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-3187	CenterPoint Energy Houston Electric, LLC			22-3865106
(a Texas limited liability company)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-13265	CenterPoint Energy Resources Corp.			76-0511406
(a Delaware corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CenterPoint Energy, Inc.	Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Chicago
CenterPoint Energy Houston Electric, LLC	6.95% General Mortgage Bonds due 2033	n/a	The New York Stock Exchange
CenterPoint Energy Resources Corp.	6.625% Senior Notes due 2037	n/a	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2023, Kara Gostenhofer Ryan informed CenterPoint Energy, Inc. (the “Company”) of her decision to resign from her position as Vice President and Chief Accounting Officer of the Company and its affiliated subsidiaries, effective as of August 11, 2023, to pursue another career opportunity. The resignation was not the result of any disagreement she had with the Company on any matter relating to the Company’s operations, policies and practices, including any matters concerning the Company’s controls or any financial or accounting-related matters or disclosures.

As a result of Ms. Ryan’s resignation, Russell Wright, Vice President, Financial Planning and Analysis of the Company, was additionally appointed as Interim Chief Accounting Officer of the Company, effective August 11, 2023. Mr. Wright, 39, has served as Vice President, Financial Planning and Analysis of the Company since August 2022. Prior to this role, Mr. Wright served as Vice President, Financial Services and Special Projects of the Company from January 2022 to August 2022 and Director of Financial Services and Business Transaction Accounting of the Company from January 2019 to January 2022. Prior to joining the Company, Mr. Wright was Director of Technical Accounting for McDermott International Inc., a global provider of engineering and construction solutions to the energy industry, from September 2016 to January 2019 and Audit Senior Manager at Deloitte & Touche, LLP, which provides audit and assurance, tax, consulting, and risk and financial advisory services, from September 2013 to September 2016. The appointment of Mr. Wright was not pursuant to any agreement between Mr. Wright and any other person. There is no family relationship between Mr. Wright and any director or executive officer of the Company, and there are no transactions between Mr. Wright and the Company that are required to be reported under Item 404(a) of Regulation S-K.

In connection with Mr. Wright’s additional position as Interim Chief Accounting Officer and as a supplement to his current compensation arrangements with the Company, the Compensation Committee of the Board of Directors of the Company approved the following compensation arrangements for Mr. Wright: (i) a $5,000 cash payment for each calendar month during his service as Interim Chief Accounting Officer (the “Interim Service Period”), without proration for any partial month, payable at the beginning of each month of service; (ii) accrual of a cash bonus of $5,000 per calendar month during the Interim Service Period, without proration for any partial month, payable in a lump sum at the end of the Interim Service Period but subject to complete forfeiture if the Interim Service Period ends by reason of resignation or termination of employment; and (iii) a grant of restricted stock units under the Company’s long-term incentive plan valued at $25,000 on each grant date to be made every three (3) months during the Interim Service Period, which will vest upon his continued employment through the third anniversary of each grant date or upon earlier disability, death, or involuntary termination of employment by the Company without cause.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: July 26, 2023	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: July 26, 2023	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: July 26, 2023	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel